--------------------------------------------------------------------------------



                            STOCK PURCHASE AGREEMENT





                           Dated as of March 24, 1998



                                      among


                        SIEMANN EDUCATIONAL SYSTEMS, INC.


                                       and



                         DATA PROCESSING TRAINERS, INC.


                                       and


                                 YURI SCHNEIBERG





--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------


Section                                                                 Page
-------                                                                 ----
                                   ARTICLE I.
                           Sale and Purchase of Stock

1.01.    Sale of Stock                                                     2
1.02.    Closing                                                           2
         a.  Shareholder Deliveries                                        2
         b.  Buyer Deliveries                                              4
1.03.    The Purchase Price                                                4
         a.  Determination of Purchase Price                               4
         b.  Payment of Purchase Price                                     4
1.04.    Other Payments                                                    6
1.05.    Further Cooperation                                               7

                                   ARTICLE II.
                         Representations and Warranties

2.01.    Representations and Warranties of Shareholder                     8
         a.  Authority                                                     8
         b.  Power to Transfer                                             8
         c.  No Breach, etc.                                               8
2.02.    Representations and Warranties of the Company                    10
         a.  Organization                                                 10
         b.  Authority To Do Business                                     10
         c.  Binding Obligation                                           10
         d.  Capitalization                                               11
         e.  Properties, Leases, etc.                                     11
         f.  Contracts                                                    12
         g.  Litigation                                                   13
         h.  Licenses                                                     13
         i.  Employee and Related Matters                                 13
         j.  Ordinary Course                                              14
         k.  No Broker's or Finder's Fees                                 14
         l.  Employee Benefit Plans                                       14
         m.  Environmental Matters                                        14
         n.  Financial Statements                                         15
         o.  Absence of Undisclosed Liabilities                           16
         p.  Taxes                                                        16
         q.  Compliance with Laws                                         16

Section                                                                  Page
-------                                                                  ----

         r.  Labor Disputes                                               16
         s.  Subsidiaries                                                 17
         t.  Department of Education                                      17
         u.  Disclaimer                                                   17
2.03.    Representations and Warranties of Buyer                          17
         a.  Organization                                                 18
         b.  Binding Obligation                                           18
         c.  Financial Ability to Perform                                 19
         d.  Litigation                                                   19
         e.  Securities Laws                                              19
         f.  No Broker's or Finder's Fee                                  20
         g.  Financial Statements                                         20
         h.  Disclaimer                                                   20

                                  ARTICLE III.
                              Additional Agreements

3.01.    Press Releases                                                   21

                                   ARTICLE IV.
                              Conditions Precedent

4.01.    Conditions to Each Party's Obligation                            21
         a.  Compliance                                                   21
         b.  Approvals                                                    23
         c.  Legal Action                                                 23
         d.  Statutes                                                     24
4.02.    Conditions of Obligations of Buyer                               24
         a.  Representations and Warranties                               24
         b.  Performance of Obligations of Shareholder
             and the Company                                              24
         c.  No Material Adverse Change                                   25
         d.  Consents and Actions                                         25
         e.  Noncompetition Agreement                                     25
4.03.    Conditions of Obligation of Shareholder                          25
         a.  Representations and Warranties                               25
         b.  Performance of Obligations of Buyer                          25
         c.  Consents and Actions                                         26
         d.  Release of Personal Guarantees                               26
         e.  Consulting Agreement                                         26

Section                                                                 Page
-------                                                                 ----


                                   ARTICLE V.
                                 Indemnification

5.01.    Buyer Claims                                                    26
5.02.    Shareholder Claims                                              29
5.03.    Notice of Claim                                                 30
5.04.    Defense of Third Party Claims                                   30

                                   ARTICLE VI.
                               General Provisions

6.01.    Survival of Representations and Warranties
         and Agreements                                                  31
6.02.    Transfer Taxes                                                  31
6.03.    Notices                                                         32
6.04.    Counterparts                                                    33
6.05.    Amendment                                                       33
6.06.    Miscellaneous                                                   33
6.07.    Governing Law                                                   34
6.08.    Alternative Dispute Resolution                                  34

EXHIBIT A   LETTER OF INTENT
EXHIBIT B   LETTER AGREEMENT
EXHIBIT C   PROMISSORY NOTE
EXHIBIT D   SECURITY AGREEMENT-STOCK PLEDGE
EXHIBIT E   GUARANTY AND SECURITY AGREEMENT
EXHIBIT F   FINANCIAL STATEMENTS
EXHIBIT G   NONCOMPETITION AGREEMENT
EXHIBIT H   CONSULTING AGREEMENT

SCHEDULES

Schedule 2.01(c)  Consents
Schedule 2.02(c)  Consents
Schedule 2.02(d)  Stock Options
Schedule 2.02(e)  Company Property
Schedule 2.02(f)  Certain Contracts
Schedule 2.02(g)  Litigation
Schedule 2.02(h)  Licenses

Section                                                                 Page
-------                                                                 ----

Schedule 2.02(l)  Employee Benefit Plans
Schedule 2.02(o)  Certain Liabilities
Schedule 2.02(t)  Department of Education
Schedule 4.01(a)  Draft Closing Balance Sheet

                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (this "Agreement") dated as of March 24, 1998 (the "Closing Date"), is by and among SIEMANN EDUCATIONAL SYSTEMS, INC., a Colorado corporation ("Buyer"), DATA PROCESSING TRAINERS CO., a Pennsylvania corporation (the "Company"), and YURI SCHNEIBERG, individually and as sole shareholder of the Company ("Shareholder").

     WHEREAS, Shareholder owns all of the issued and outstanding stock (the "Stock") of the Company. WHEREAS, Shareholder, the Company and Buyer executed a letter of intent dated August 21, 1997 (the "Letter of Intent") regarding
Buyer's intent to purchase the Stock, a copy of which is attached hereto as Exhibit A.

     WHEREAS Shareholder, the Company and Buyer executed a letter agreement dated December 19, 1997 (the "Letter Agreement") setting forth additional terms regarding Buyer's intent to purchase the Stock, a copy of which is attached hereto as Exhibit B.

     WHEREAS, Shareholder desires to sell to Buyer, and Buyer desires to purchase from Shareholder all of the Stock on the terms and conditions hereinafter set forth.

     WHEREAS, the Board of Directors of Buyer has approved the acquisition of the Stock by Buyer on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties agree as follows:


                                   ARTICLE I.

                           Sale and Purchase of Stock
                           --------------------------


     SECTION 1.01. Sale of Stock. Subject to the terms and conditions set forth herein, Shareholder hereby sells, assigns and transfers to Buyer and Buyer hereby purchases from Shareholder the Stock, consisting of one hundred (100) shares of the common stock of the Company, and constituting all of the issued and outstanding capital stock of the Company.

     SECTION 1.02. Closing.

     a.  Shareholder  Deliveries.  Shareholder  shall  deliver  to  Buyer at the
Closing:

          i. Stock certificates representing all of the Stock, together with duly endorsed in blank stock powers.

          ii. Certified copies of the Articles of Incorporation and Bylaws of the Company, Certificate of Good Standing issued by the Pennsylvania Secretary

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of State,  Resolution of the Shareholders and Directors of the Company, and such other resolutions, certificates, consents or other documents of authority as provided for herein, or as may be otherwise necessary to convey and transfer the Stock, and all other instruments or documents that counsel for Buyer may reasonably request in order to assure compliance with the terms and conditions of this Agreement.

          iii. Updated financial information through the Closing Date as contemplated by Section 2.02.n below.

          iv. Noncompetition Agreement as contemplated by Section 4.02.e below.

          v. Consulting Agreement as contemplated by Section 4.03.e below.

          vi. Stock Certificates previously issued to Shareholder by Buyer and referred to in Section 1.03.b.i(3) and Section 1.04 below, together with a Medallion Guaranteed stock powers therefor.

          vii. Resignations of the current officers and directors of the Company.

          viii. Any documents reasonably required or necessary in connection with the Company's pension and/or profit sharing plans.

     b. Buyer Deliveries. Buyer shall deliver at the Closing:

          i. The Purchase Price to Shareholder, including the Note and the Security Agreement-Stock Pledge Agreement described in Section 1.03.b below, except for that portion of the Purchase Price to be satisfied after the Closing Date in accordance with Section 1.03.b.iv below.

          ii. Such instruments or documents that counsel for the Company may reasonably request in order to assure compliance with the terms and conditions of this Agreement.

     SECTION 1.03. The Purchase Price.

     a.  Determination of Purchase Price. For purposes hereof the Purchase Price
shall  be  equal  to  Eight  Million  Eight  Hundred  Ninety  Thousand   Dollars
($8,890,000) (the "Purchase Price").

     b. Payment of Purchase Price. The Purchase Price shall be paid as follows:

          i. The Earnest Money Deposit previously paid to Shareholder in accordance with the Letter of Intent and the Letter Agreement, shall be applied to the Purchase Price, as follows:

               (1) One Hundred Thousand Dollars ($100,000) which was paid to Shareholder pursuant to the Letter of Intent as a deposit on the Purchase Price;

               (2)  Fifty  Thousand   Dollars   ($50,000)   which  was  paid  to
Shareholder pursuant to the Letter Agreement as an additional deposit on the Purchase Price;

               (3) Twenty-Five Thousand (25,000) shares of the corporate stock of Buyer which was delivered to Shareholder pursuant to the Letter Agreement shall be redeemed at Closing for Two Dollars ($2.00) per share, or the sum of Fifty Thousand Dollars ($50,000);

          ii. Three Million Six Hundred Thousand Dollars ($3,600,000) shall be paid in cash at the Closing;

          iii. Four Million Two Hundred Thousand Dollars ($4,340,000) shall be represented by a promissory note (the "Note") delivered by Buyer at the Closing in the form of Exhibit C attached hereto. The Note shall be secured by the Stock and other assets of the Company pursuant to a Security Agreement-Stock Pledge in the form of Exhibit D attached hereto, and a Guaranty and Security Agreement in the form of Exhibit E attached hereto;

          iv. The balance of Seven Hundred Fifty Thousand Dollars ($750,000) shall be satisfied by Siemann issuing to Shareholder one (1) year after the Closing Date, a number of shares of non-registered common stock of Siemann equivalent to a value of $750,000 based on the ten (10) day trailing average market price at the time of the transfer. The shares shall be duly authorized and validly issued, fully paid and nonassessable, and be entitled to the same piggyback registration rights, if any (as determined at the option of the underwriter), as are afforded to Buyer's other shareholders (pro rata based upon the amount of stock owned by the other shareholders).

     SECTION 1.04. Other Payments. Pursuant to the Letter Agreement, Buyer agreed to pay to Shareholder an additional sum determined by multiplying the number of days from December 16, 1997 to the Closing Date by One Thousand Four
Hundred Ninety-Six and no/100 Dollars (99 days x $1,496.00 = $148,104) (the "Additional Payment"). To date, Buyer has paid to Shareholder the sum of Sixty-Nine Thousand Five Hundred Sixty-Four no/100 Dollars ($69,564.00) and delivered 34,782 shares of the corporate stock of Buyer with respect to the Additional Payment. At Closing, such shares shall be redeemed for Two Dollars ($2.00) per share, or Sixty-Nine Thousand Five Hundred Sixty-Four and no/100 Dollars ($69,564.00). The balance of Eight Thousand Nine Hundred Seventy- Six and no/100 Dollars ($8,976.00) shall be paid in cash at Closing.

     SECTION 1.05. Further Cooperation. From time to time after the Closing, the parties agree to execute and deliver or to cause to be executed and delivered such other instruments of transfer or assumption as may reasonably be necessary or appropriate in order to effectuate the transactions contemplated by this Agreement. In particular, the Company's status as an S corporation will terminate as of the Closing Date, and Shareholder agrees to file, or cause to be filed, the Company's final federal tax return as an S corporation when due. The Company's books and records required to prepare the final tax return shall be made available to Shareholder. Buyer covenants and agrees that it shall not make any tax elections or effect any change in accounting methodologies for the Company as of or at any time following the Closing Date which has the effect of increasing the tax liability incurred by Shareholder arising on account of the consummation of the transactions contemplated hereby (such as, without limitation, any election under Section 338(h)(10) of the Internal Revenue Code). Buyer acknowledges that any taxes incurred by Company as of the Closing Date arising on account of tax elections or change in accounting methodologies adopted by Buyer after the Closing Date shall be the Buyer's and not the Shareholder's responsibility hereunder.

                                   ARTICLE II.

                         Representations and Warranties
                         ------------------------------

     SECTION 2.01. Representations and Warranties of Shareholder. Shareholder represents and warrants to Buyer, as follows:

     a. Authority. Shareholder has the power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement has been duly executed and delivered by Shareholder, or his duly appointed agent, and this Agreement is a legal, valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms.

     b. Power to Transfer. Shareholder has full right, power and authority to enter into this Agreement and to assign, transfer and deliver the Stock; and Shareholder will deliver to Buyer good title thereto, free and clear of all liens, charges, claims, pledges or encumbrances whatsoever.

     c. No Breach, etc.

          i. Except as set forth on Schedule 2.01(c) hereto, the execution, delivery and performance of this Agreement by Shareholder and the consummation by Shareholder of the transactions contemplated hereby will not result in (A) any conflict with or breach or violation of or default under any statute or regulation, or any judgment, order, decree, mortgage, agreement, deed of trust, indenture or any other instrument to which Shareholder is a party or by which any of his properties or assets are bound, or (B) the creation or imposition of any lien, charge, pledge or encumbrance thereon whatsoever; except, in each case, for conflicts, breaches, violations, defaults, liens, charges, pledges or encumbrances which, in the aggregate, would not materially hinder or impair the consummation of the transactions contemplated hereby.

          ii. Except as set forth on Schedule 2.01(c) hereto, to the best of Shareholder's knowledge, no consent, approval or authorization of or declaration or filing with any court, governmental authority or third party is required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except from the U.S. Department of Education ("DOE"), the Pennsylvania Department of Education ("Pennsylvania DOE"), and the entities charged with accreditation of schools (the
"Accreditation   Agencies"),   and  in  each  case,  for  consents,   approvals,
authorizations, declarations or filings which have been obtained or made or which, in the aggregate, would not materially hinder or impair the consummation of the transactions contemplated hereby.

     SECTION 2.02. Representations and Warranties of the Company. The Company represents and warrants to Buyer as follows:

     a. Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of Pennsylvania.

     b. Authority To Do Business. The Company has all requisite power and authority to own or lease and operate its properties and to carry on its business as now conducted.

     c. Binding Obligation. This Agreement has been duly authorized by all requisite corporate action on the part of the Company, has been duly executed and delivered by the Company, and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms. Except as set forth on
Schedule 2.02(c) hereto, to the best knowledge of the Company, the execution, delivery and performance by the Company of this Agreement does not and will not conflict with, or result in any violation of or default under, any provision of the Articles of Incorporation or Bylaws of the Company or any law, ordinance, rule, regulation, judgment, order, decree, agreement, instrument or license applicable to the Company or to any of its properties or assets. Except as set forth on Schedule 2.02(c) hereto, no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to the Company in connection with its execution, delivery or performance of this Agreement.

     d. Capitalization. The Company's authorized capital stock consists of 1,000 shares of common stock of which 100 shares (constituting the Stock) are outstanding. No other equity securities of the Company other than the common stock are authorized, issued or outstanding, and there are no outstanding options, warrants, agreements, contracts calls, commitments, or demands of any character, preemptive or otherwise, other than this Agreement, relating to any of the common Stock.

     e. Properties, Leases, etc.

          i. Schedule 2.02(e) lists all real property owned or leased by the Company, and all equipment leases material to the operation of the Company. The Company has (A) valid and subsisting leasehold estates in the real property listed on Schedule 2.02(e) as leased by it, (B) valid and subsisting leasehold estates in all the equipment presently leased by it, including without limitation all the Equipment leased under the leases listed on Schedule 2.02(e), and (C) good and marketable title to all of its other tangible personal property reflected in the Balance Sheet (as defined below), other than such property disposed of since such date and such imperfections of title, if any, as are not, in the aggregate, material to the Company's business taken as a whole.

          ii. Each lease referred to in Schedule 2.02(e) is valid and subsisting, with such exceptions as in the aggregate are not material with respect to any Equipment subject to any of such leases, and there is not under any of such leases any existing default by the Company, or by any other party to the knowledge of the Company, that is material to the Company's business taken as a whole, or any condition, event or act which with the passage of time or notice or both would constitute such a default. The Company has made available to the Buyer for its review at the offices of the Company complete and correct copies of each lease referred to in Schedule 2.02(e).

     f. Contracts. Except as described in Schedule 2.02(f), and excluding enrollment agreements with students and the Company's agreements with its faculty, the Company is not a party to or bound by any lease, agreement, contract or other commitment which involves the payment or receipt of more than $25,000 per year or is not cancelable by the Company on less than (30) days notice (collectively, the "Contracts"). Each Contract is a valid and binding obligation of the Company and is in full force and effect.

     g. Litigation. Except as described in Schedule 2.02(g), there are no lawsuits, claims, proceedings or investigations pending or, to the best knowledge of the Company, threatened against the Company which could adversely affect the transactions contemplated by this Agreement or Buyer's right to utilize the Company's assets.

     h. Licenses. Schedule 2.02(h) contains a true and correct listing of each license, permit or other governmental authorization material to the operation of the Company (collectively hereinafter referred to as "Licenses") held by the Company which affects the Company's assets.

     i. Employee and Related Matters. To the knowledge of the Company, there are no employment related claims, actions, proceedings or investigations pending or threatened against the Company before any court, governmental, regulatory or administrative authority or body, or arbitrator or arbitration panel.

     j. Ordinary Course. Since December 31, 1997, the business of the Company has been conducted in the ordinary course consistent with past practice.

     k. No Broker's or Finder's Fees. No agent, broker, investment banker, person or firm acting on behalf of the Company is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated herein.

     l. Employee Benefit Plans. Except as set forth on Schedule 2.02(l), there are no plans of the Company in effect for pension, profit sharing, deferred compensation, or any other form of retirement or deferred benefit plan.

     m. Environmental Matters. There have been no private or governmental claims, citations, complaints, notices of violation or letters made or issued to or, to its knowledge, threatened against the Company by any governmental entity or private or other party for the impairment or diminution of, or damage, injury or other adverse effects to, the environment or public health resulting, in whole or in part, from the ownership, use or operation of the Company's facilities.

     To its knowledge, the Company is in substantial compliance with the provisions of all federal, state and local environmental laws.

     n. Financial Statements. Buyer has obtained an audited balance sheet of the Company dated December 31, 1997, and the related audited statements of income for the twelve months then ended, a copy of which is attached hereto as Exhibit
F. Such financial statements are in accordance with the books and records of the Company and to the knowledge of the Company present fairly the financial position and the results of operations and financial position of the Company as of the dates and for the periods indicated. On or before the Closing, the Company shall deliver to Buyer monthly financial statements in a form reasonably satisfactory to Buyer for all monthly periods after December 31, 1997 for which financial information is available, which financial statements shall be prepared to the best of the Company's ability on a consistent basis with the audited financial statements described above.

     o. Absence of Undisclosed Liabilities. Except as set forth in Schedule 2.02(o), to its knowledge the Company has no indebtedness or other liabilities except: (i) those liabilities or obligations set forth in the Balance Sheet, and
(ii) liabilities and obligations of a similar nature arising in the ordinary course of business since the date of the Balance Sheet.

     p. Taxes. All federal, state and local tax returns and reports of the Company required by law to be filed have been duly and timely filed, and all taxes, fees or other governmental charges of any nature shown on such returns and reports have been paid or are currently provided for on the books of the Company. There is no asserted deficiency or additional tax or governmental charge, and there is no tax proceeding pending, or to the best of the Company's knowledge threatened, before any agency or court to which the Company is a party.

     q. Compliance with Laws. To the best of the Company's knowledge, the Company is not in violation of any law, order, ordinance, rule or regulation of any governmental authority having a material application to its business.

     r. Labor Disputes. To the best of the Company's knowledge, no labor disturbance by the employees of the Company exists or is imminent which could reasonably be expected to have a material adverse effect on the Company.

     s. Subsidiaries. The Company has no subsidiaries.

     t. Department of Education. All reports, financial statements, audits and other forms required to be filed in order for the Company to maintain its status with the DOE, Pennsylvania DOE and Accreditation Agencies, have been duly and timely filed and, except as set forth in Schedule 2.02.t, accurately reflect the information required or set forth therein. There is no asserted deficiency or irregularity, or to the best of the Company's knowledge threatened, by the DOE, Pennsylvania DOE or Accreditation Agencies.

     u. Disclaimer. The representations and warranties of the Company contained in this Section 2.02 constitute the sole and exclusive representations and warranties of the Company in connection with the transactions contemplated hereby.

     SECTION 2.03. Representations and Warranties of Buyer. Buyer represents and warrants to, and agrees with, the Company and Shareholder as follows:

     a. Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado.

     b. Binding Obligation. Buyer has all requisite corporate power and authority to enter into and perform its obligations under this Agreement. All corporate acts and other proceedings required to be taken by Buyer to authorize the execution and delivery and performance by Buyer of this Agreement and the transactions contemplated hereby, have been duly and properly taken. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms. The execution, delivery and performance by Buyer of this Agreement does not and will not conflict with, or result in any violation of, any provision of the Articles of Incorporation or Bylaws of Buyer, or any provision of any law, ordinance, rule, regulation, judgment, Order, decree, agreement, instrument or license applicable to Buyer or to its property or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to Buyer in connection with its execution, delivery or performance of this Agreement.

     c. Financial Ability to Perform. Buyer has sufficient funds and arrangements for funds to deliver that portion of the Purchase Price to the Shareholders payable on the Closing Date and to satisfy the payments under the Note, and to take other actions as may be required by it to consummate the transactions contemplated hereby. Buyer has made available to Shareholder a true and correct copy of Buyer's Note and Security Agreement with the SBIC lender extending credit to Buyer in connection with the consummation of the transactions contemplated hereby.

     d. Litigation. There are no judicial or administrative actions, proceedings or investigations pending or, to the best knowledge of Buyer, threatened against Buyer, which might reasonably be expected to question the validity of this Agreement or its ability to perform its obligations hereunder, or any action taken or to be taken by Buyer in connection herewith.

     e. Securities Laws. Buyer is not purchasing the Stock in connection with the offer or sale of the Stock to others on behalf of Shareholder, (ii) with a view to the distribution of the Stock, (iii) with a view to underwriting any such distribution, or (iv) with a view to engaging in conduct which may violate any federal or state securities laws. Buyer acknowledges that it has received, or has had access to, all information which it considers necessary or advisable to enable it to make a decision concerning its purchase of the Stock.

     f. No Broker's or Finder's Fees. No agent, broker, investment banker, person or firm acting on behalf of Buyer is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated herein.

     g. Financial Statements. Buyer has delivered to Shareholder and the Company the balance sheet of Buyer dated December 31, 1997, and the most recent Form 8-K filed with the Securities and Exchange Commission. Such financial statements are in accordance with the books and records of Buyer and present fairly the financial position and the results of operations and financial position of Buyer as of the dates and for the periods indicated.

     h. Disclaimer. The representations and warranties of Buyer contained in this Section 2.03 constitute the sole and exclusive representations and warranties of Buyer in connection with the transactions contemplated hereby.

                                  ARTICLE III.

                              Additional Agreements
                              ---------------------

     SECTION 3.01. Press Releases. None of the parties hereto shall issue a press release or other publicity announcing the sale of the Stock or any other aspect of the transactions contemplated hereby without the prior written approval of the other party, unless such disclosure is required by applicable law.

                                   ARTICLE IV.

                              Conditions Precedent
                              --------------------

     SECTION 4.01. Conditions to Each Party's Obligation. The respective obligation of each party hereunder shall be subject to the satisfaction as of the Closing Date of the following conditions:

     a. Compliance; Closing Distribution to Shareholder.

          i. As of December 31, 1997, and as of the Closing Date, the Company met and will meet and be in full compliance with the financial responsibility requirements of the DOE.

          ii. Attached hereto as Schedule 4.01(a) is a draft balance sheet ("Draft Closing Balance Sheet") of the Company as of the close of business on the Closing Date, before taking into account Shareholder's Distribution (as defined below), prepared by the Company and believed by the Company, Shareholder and Buyer to be accurate in all material respects. The parties acknowledge that based upon the assumed accuracy of the net excess of $408,294 (the "Net Difference") of the sum of the Company's cash, accounts receivable (tuition) (less allowance for doubtful accounts), accounts receivable (salary and books) over the sum of the Company's "current liabilities," as reflected on the Draft Closing Balance Sheet, Buyer has consented to the Company's previous distribution to Shareholder prior to the consummation of the Closing in the amount of $408,294 ("Shareholder's Distribution"). Buyer and Company acknowledge that prior to the Closing Date, the asset line item designated "Due from DPT Consulting" reflected on the Company's previous balance sheets is deemed to have been completely satisfied by DPT Consulting, and Company shall have no further claim against DPT Consulting for the payment of such obligation.

          iii. Within two (2) weeks following the Closing Date, Buyer shall use its best efforts to cause West & Co. (Oklahoma City, OK) to audit the Draft Closing Balance Sheet in a manner consistent with West & Co.'s audit of the Company's December 31, 1997 financial statements (the "Audited Results") and deliver a copy of the Audited Results to each of Shareholder and Buyer. To the extent the Audited Results reflect a Net Difference (calculated on the basis set forth above) of more or less than the $408,294 Net Difference as set forth above, Shareholder shall pay to the Company, or the Company shall pay to Shareholder, as the case may be, the amount of such discrepancy.

          iv. In the event the parties dispute and cannot agree upon the Audited Results, arbitration to mutually resolve such issues shall be initiated by the parties by agreeing upon an independent accounting firm chosen from one of the "Big Six" accounting firms in Philadelphia, PA to act as arbitrator, the parties agreeing to share equally in the cost of such arbitration.

     b. Approvals. All authorizations, consents, orders or approvals of, or declarations or filings with, or expiration of waiting periods imposed by any other governmental entity necessary for the consummation of the transactions contemplated by this Agreement shall have been filed, occurred or been obtained, except the DOE, Pennsylvania DOE and Accreditation Agencies.

     c. Legal Action. No action, suit or proceeding shall have been instituted or threatened before any court or governmental body seeking to challenge or restrain the transactions contemplated hereby.

     d. Statutes. No statute, rule or regulation shall have been enacted by the government of the United States or any state or agency thereof which would make the consummation of the transactions contemplated hereby illegal.

     SECTION 4.02. Conditions of Obligations of Buyer. The obligations of Buyer to effect the transactions contemplated hereby are subject to the satisfaction of the following conditions unless waived by Buyer:

     a. Representations and Warranties. The representations and warranties of Shareholder and the Company set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date, and Buyer shall have received a certificate signed by Shareholder and the Company to such effect.

     b. Performance of Obligations of Shareholder and the Company. Shareholder and the Company shall have performed all obligations required to be performed by them under this Agreement as of the Closing Date, and Buyer shall have received a certificate signed by Shareholder and the Company to such effect.

     c. No Material Adverse Change. Since December 31, 1997, there shall have been no material adverse change in the financial condition or results of operations of the Company.

     d. Consents and Actions. All material consents of any third parties to the transactions contemplated by this Agreement shall have been obtained.

     e. Noncompetition Agreement. Yuri Schneiberg and Lucy Schneiberg shall have entered into a Noncompetition Agreement in substantially the form of Exhibit G hereto.

         SECTION 4.03. Conditions of Obligations of Shareholder. The obligations of Shareholder to effect the transactions contemplated hereby are subject to the satisfaction of the following conditions unless waived by Shareholder:

     a. Representations and Warranties. The representations and warranties of Buyer set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date, and Shareholder shall have received a certificate signed by the chief executive officer of Buyer to such effect.

     b. Performance of Obligations of Buyer. Buyer shall have performed all obligations required to be performed by it under this Agreement prior to the Closing Date, and Shareholder shall have received a certificate signed by the chief executive officer of Buyer to such effect.

     c. Consents and Actions. All material consents of any third parties or governmental agencies to the transactions contemplated hereby shall have been obtained.

     d. Release of Personal Guarantees. Any and all personal guarantees of Shareholder relating to obligations of the Company shall have been released.

     e. Consulting Agreement. Buyer shall have entered into a Consulting Agreement with Yuri Schneiberg and Lucy Schneiberg in substantially the form of Exhibit H hereto.

                                   ARTICLE V.

                                 Indemnification
                                 ---------------

     SECTION 5.01. Buyer Claims.

     a. Except as hereinafter set forth,  Shareholder shall, for a period of six
(6) months after the date of this Agreement, or until the Company is recertified by the DOE, whichever occurs last, indemnify and hold harmless Buyer and its successors and assigns and its and their respective officers, directors, shareholders, employees and agents, against, and in respect of, any and all direct damages, claims, losses, liabilities and without limitation, reasonable legal, expenses, including, accounting and other expenses, which may arise out of any misrepresentation by the Company or Shareholder or other breach or violation of this Agreement by Shareholder; provided, however, that the aggregate of all claims subject to indemnification hereunder by Shareholder shall not exceed $500,000. Such claims may be asserted by Buyer at any time its losses, damages and expenses aggregate at least $50,000. The parties acknowledge and agree that in making all calculations of Shareholder's indemnification obligation hereunder, all losses, damages and expenses incurred by an indemnified party shall be determined on a net after-tax basis and shall take into account any insurance proceeds received by such indemnified party.

     b. Notwithstanding the foregoing, Shareholder shall further indemnify Buyer and its successors and assigns and its and their respective officers, directors, shareholders, employees and agents, for a period of three (3) years after the Closing Date, against, and in respect of, any and all direct damages, claims, losses, liabilities and without limitation, reasonable legal, expenses, including, accounting and other expenses, which may arise at any time out of the existence or assertion of a claim by the DOE or any other regulatory agency for any actual or contingent liability arising from acts committed by the Company or Shareholder prior to the Closing Date ("DOE Claim"). In the event of such a claim, Shareholder shall use his best efforts to resolve the claim in good faith. Buyer agrees to make available to Shareholder any books and records of the Company required to resolve the claim. If Shareholder is unable to resolve the claim prior to the due date of any payment claimed by the DOE, Buyer may pay the claim after notifying Shareholder of its intent to pay without impairing any of its rights or remedies hereunder as long as the payment is made in good faith, and the failure to pay the claim by the due date will, in Buyer's reasonable judgment, adversely affect the Company. Buyer shall promptly notify Shareholder of any payment made on any DOE Claim. Shareholder shall promptly provide reimbursement for any such payment. If Shareholder fails to make such reimbursement, Buyer shall have the right to set off the amount of the payment against the installment next due under the Note, whether the payment was actually made by Buyer or the Company, which right shall survive the Closing. Buyer shall be under no obligation to file an appeal of any DOE Claim. However, if Shareholder requests an appeal, Buyer agrees to cause the Company to cooperate and pursue an appeal, provided Shareholder pays all costs and expenses, including reasonable attorney's fees, in connection therewith. Any payment refunded following an appeal, together with interest thereon, if any, shall be paid first to Buyer up to the amount originally paid on the claim less the amount reimbursed by Shareholder, or set off against the Note; and the balance, if any, to Shareholder.

     SECTION 5.02. Shareholder Claims.

     a. Except as hereinafter set forth, Buyer shall indemnify and hold harmless Shareholder and his heirs, legal representatives, successors and assigns, and in respect of, any and all direct damages, claims, losses, liabilities and expenses, including, without limitation, reasonable legal, accounting and other expenses, which may arise out of any misrepresentation or other breach or violation of this Agreement by Buyer for a period of six (6) months after the date of this Agreement. The parties acknowledge and agree that in making all calculations of Buyer's indemnification obligation hereunder, all losses, damages and expenses incurred by an indemnified party shall be determined on a net after-tax basis and shall take into account any insurance proceeds received by such indemnified party.

     b. Buyer further agrees to indemnify and hold harmless Shareholder from any claims, demands, losses, liabilities and expenses resulting from any personal guarantee of Seller that was not released in accordance with Section 4.03(d) above.

     SECTION 5.03. Notice of Claim. Upon obtaining knowledge thereof, the party to be indemnified (the "Indemnified Party") shall promptly notify the party which is required to provide indemnification (the "Indemnifying Party") in writing of any damage, claim, loss, liability or expense which the Indemnified Party has determined has given rise or could give rise to a claim under this
Article V (such written notice being hereinafter referred to as a "Notice of Claim"). A Notice of Claim shall contain a brief description of the nature and estimated amount of any such claim giving rise to a right of indemnification.

     SECTION 5.04. Defense of Third Party Claims. With respect to any claim or demand set forth in a Notice of Claim relating to a third party claim, the Indemnifying Party may defend, in good faith and at its expense, any such claim or demand, and the Indemnified Party, at its expense, shall have the right to participate in the defense of any such third party claim. So long as the Indemnifying Party is defending in good faith any such third party claim, the

Indemnified Party shall not settle or compromise such third party claim. If the Indemnifying Party does not so elect to defend any such third party claim, the Indemnified Party shall have no obligation to do so.

                                   ARTICLE VI.

                               General Provisions
                               ------------------

     SECTION 6.01. Survival of Representations and Warranties and Agreements. All representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing for a period of six (6) months after the date of this Agreement, or until the Company is recertified by the DOE, whichever occurs last, and thereafter to the extent a claim is made prior to such expiration with respect to any breach of such representation, warranty or agreement, until such claim is finally determined or settled; provided, however, that the representations set forth in Section 2.01.p (Taxes) and Section 2.01.t (Department of Education) hereof shall survive until the expiration of the applicable statute of limitations.

     SECTION 6.02. Transfer Taxes. All transfer taxes, if any, due under the laws of any state, any local government authority, or the federal government of the United States, in connection with the purchase and sale of the Stock shall be paid by Seller.

     SECTION 6.03. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a) if to Buyer:

              Siemann Educational Systems, Inc.
              405 South Platte River Drive, Suite 3A
              Denver, CO 80223
              Attn: Paul T. Siemann, President

              with a copy to:

              Montgomery Little & McGrew, P.C.
              5445 DTC Parkway, Suite 800
              Englewood, CO 80111
              Attn: James J Soran, III

         (b)  if to the Company or Shareholder:

              Data Processing Trainers Co.
              c/o Schoenberg & Associates
              125 Strafford Avenue, Suite 125
              Wayne, PA 19087
              Attn: Yuri Schneiberg
              with a copy to:

              Claude Schoenberg, Esq.
              Schoenberg & Associates
              125 Strafford Avenue, Suite 125
              Wayne, PA 19087

     All notices given thereunder shall be deemed given at the time of personal delivery or, if mailed, on the earlier of actual receipt as shown on the registry receipt or three business days after the date of such mailing.

     SECTION 6.04. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

     SECTION 6.05. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     SECTION 6.06. Miscellaneous. This Agreement and the documents and instruments and other agreements between the parties hereto (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; (b) is not intended to confer upon any other person any rights or remedies hereunder; and (c) shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns.

     SECTION 6.07. Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the internal laws of the State of Pennsylvania.

     SECTION 6.08. Alternative Dispute Resolution. Any dispute arising under this Agreement shall be settled by mediation and/or arbitration in the State of Pennsylvania.

     IN WITNESS WHEREOF, Buyer, the Company and Shareholder have executed this Agreement, all as of the date first written above.


                                   BUYER:

                                   SIEMANN EDUCATIONAL SYSTEMS, INC.


                                   By
                                       ----------------------------------------
                                       Its
                                           ------------------------------------

SHAREHOLDER:                       COMPANY:

                                   DATA PROCESSING TRAINERS CO.
-------------------------
Yuri Schneiberg
                                   By
                                       ----------------------------------------
                                       Its
                                           ------------------------------------

                                    EXHIBIT A

                                LETTER OF INTENT


                                    Attached

                                    EXHIBIT B

                                LETTER AGREEMENT


                                    Attached

                                    EXHIBIT C

                                 PROMISSORY NOTE


                                    Attached

                                    EXHIBIT D

                         SECURITY AGREEMENT-STOCK PLEDGE


                                    Attached

                                    EXHIBIT E

                         GUARANTY AND SECURITY AGREEMENT


                                    Attached

                                    EXHIBIT F

                              FINANCIAL STATEMENTS


                                    Attached

                                    EXHIBIT G

                            NONCOMPETITION AGREEMENT


                                    Attached

                                    EXHIBIT H

                              CONSULTING AGREEMENT


                                    Attached

                                Schedule 2.01(c)

                                    Consents


                                    Attached

                                Schedule 2.02(c)

                                    Consents


                                    Attached

                                Schedule 2.02(d)

                                  Stock Options


                                    Attached

                                Schedule 2.02(e)

                                Company Property


                                    Attaached

                                Schedule 2.02(f)

                                Certain Contracts


                                    Attached

                                Schedule 2.02(g)

                                   Litigation


                                    Attached

                                Schedule 2.02(h)

                                    Licenses


                                    Attached

                                Schedule 2.02(l)

                             Employee Benefit Plans


                                    Attached

                                Schedule 2.02(o)

                               Certain Liabilities


                                    Attached

                                Schedule 2.02(t)

                             Department of Education


                                    Attached

                                Schedule 4.01(a)

                           Draft Closing Balance Sheet


                                    Attached

                                 PROMISSORY NOTE


$4,340,000.00                                                   Denver, Colorado
                                                                  March 24, 1998


     FOR VALUE RECEIVED, the undersigned SIEMANN EDUCATIONAL SYSTEMS, INC., a Colorado corporation (hereinafter referred to as "SES"), promises to pay to the order YURI SCHNEIBERG (hereinafter referred to as "Holder"), c/o Schoenberg & Associates, 125 Strafford Avenue, Suite 125, Wayne, Pennsylvania 19087, or at such other place as Holder may designate, in lawful money of the United States of America, the principal sum of Four Million Three Hundred Forty Thousand and no/100 Dollars ($4,340,000.00), with interest thereon (accrued on the basis of a 360 day year, actual days elapsed) at a fixed rate of seven percent (7%) per annum (the "Interest Rate"). From and after a default hereunder, this Note shall bear interest at a rate equal to four percent (4%) above the Interest Rate (the "Default Rate").

     Principal and interest accrued on this Note shall be payable as follows:

       Date                  Interest           Principal           Balance
       ----                  --------           ---------           -------

June 24, 1998               $ 75,950.00        $542,500.00       $3,797,500.00
September 24, 1998            66,456.25         542,500.00        3,255,000.00
December 24, 1999             56,962.50         542,500.00        2,712,500.00
March 24, 1999                47,468.75         542,500.00        2,170,000.00
June 24, 1999                 37,975.00         542,500.00        1,627,500.00
September 24, 1999            28,481.25         542,500.00        1,085,000.00
December 24, 2000             18,987.50         542,500.00          542,500.00
March 24, 2000                 9,493.75         542,500.00                -0-

     All principal and interest remaining unpaid on March 24, 2000 ("Maturity Date"), shall be immediately due and payable.

     This Note is executed pursuant to that certain Stock Purchase Agreement (the "Stock Purchase Agreement") of even date herewith between SES, Data Processing Trainers Co. ("DPT"), and Holder. Notwithstanding the foregoing, in the event that SES has not received notification from the Department of Education (the "DOE") of its right to award Title IV Funds to DPT's students by June 24, 1998, the due date of the first payment unde this Note shall be extended to the earlier of (i) two (2) weeks following receipt of written notice from the DOE to SES of Title IV approval, or (ii) five (5) months after the date of this Note, at which time the principal payment together with all interest accrued to the date of payment shall be due and payable.

     This Note will be in default should any of the following occur: (i) the failure of SES to make any payment of principal and interest within 10 days of the due date under the terms of this Note; (ii) a breach of or default under any of the terms, covenants, agreements, conditions or provisions of the Security Agreement-Stock Pledge, Guaranty and Security Agreement, or the Consulting Agreement secured thereby, or any other security agreement securing this Note;
(iii) a default under the Note and Security Agreement dated as of March 24, 1998 between SES and Hanifen Imhoff Mezzanine Fund, L.P. which has not been cured, if a cure period is provided therefor; (iv) the occurrence of any of the following events: (a) SES becomes insolvent or makes an assignment for the benefit of creditors, or if any petition is filed by or against SES under any provision of any law or statute alleging that SES is insolvent or unable to pay its debts as they mature which is not dismissed within 60 days; (b) the entry of any judgment against SES in excess of $50,000, or the issuing of any attachment or garnishment against any property of SES, or the occurrence of any change in the financial condition of SES which in the reasonable judgment of Holder is materially adverse and materially affects the ability of SES to make the payments required under this Note; (c) the dissolution, merger, consolidation or reorganization of SES without the prior written consent of Holder; (d) if any information heretofor or hereafter furnished to Holder by SES in connection with the indebtedness evidenced hereby should be materially false; (e) the failure of SES to furnish such financial and other information as required under the Security Agreement-Stock Pledge, Guaranty and Security Agreement, the Consulting Agreement secured thereby, or any other document securing this Note. If any of the foregoing events shall occur, and SES fails to cure any monetary default within 3 business days, or any non-monetary default within 15 days (unless the default by its nature cannot be cured within 15 days and SES is diligently pursuing a cure, in which event SES shall have 30 days to cure the default), of Holder's written notice declaring SES in default, then at Holder's option, Holder may declare all sums of principal and interest outstanding hereunder to be immediately due and payable. SES hereby waives presentment, demand for payment, notice of dishonor, protest and notice of protest.

     SES shall pay all reasonable attorneys fees incurred by Holder in connection with any default hereunder by SES and in any proceeding brought to enforce any of the provisions of this Note. This Note is secured by a Security Agreement-Stock Pledge and a Guaranty and Security Agreement of even date herewith.

     This Note is subject to a limited right of set off in favor of SES pursuant to the provisions of the Stock Purchase Agreement.

     This Note shall be construed in accordance with the laws of the State of Pennsylvania.

                                        SIEMANN EDUCATIONAL SYSTEMS, INC.



                                        By
                                           ------------------------------------
                                           Its
                                               --------------------------------

                         SECURITY AGREEMENT-STOCK PLEDGE

     THIS SECURITY AGREEMENT-STOCK PLEDGE (this "Agreement") is made and entered into as of the 24th day of March, 1998 between SIEMANN EDUCATIONAL SYSTEMS, INC., a Colorado corporation ("Pledgor"), YURI SCHNEIBERG ("Shareholder"), and LUCY SCHNEIBERG ("Consultant").

     WHEREAS, pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") of even date herewith, Pledgor has acquired 100 shares of common stock (the "Pledged Shares") of Data Processing Trainers Co. (the "Corporation"), constituting all of the issued and outstanding shares of the Corporation;

     WHEREAS, Pledgor has issued a promissory note to Shareholder in the original principal amount of $4,340,000 (the "Note") in satisfaction of a portion of the purchase price under the Stock Pledge Agreement;

     WHEREAS, Pledgor has agreed to issue a number of shares of non-registered common stock of Siemann (the "SES Shares") equivalent to a value of $750,000, as more fully set forth in the Stock Purchase Agreement;

     WHEREAS, pursuant to the Stock Pledge Agreement, Pledgor has entered into a Consulting Agreement (the "Consulting Agreement") with Pledgee and Consultant (collectively, "Pledgee") to provide consulting services;

     WHEREAS, Pledgor has agreed the payment of the Note, Pledgor's obligations to issue the SES Shares, and Pledgor's obligations under the Consulting Agreement shall be secured by the Pledged Shares;

     NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations and warranties set forth herein and for other good and valuable consideration, the parties agree as follows:

     1. Obligations Secured. The obligations secured hereby are (i) the due and punctual payment of all amounts due or to become due under the Note; (ii) the obligations of Pledgor to issue the SES Shares pursuant to the Stock Purchase Agreement; (iii) the obligations of Pledgor under the Consulting Agreement; (iv) the performance of all obligations of Pledgor under this Agreement; (v) all costs and expenses incurred by Pledgee in collecting the Note and/or enforcing the Consulting Agreement; (vi) all other expenses incurred by Pledgee for the account of Pledgor hereunder; and (vii) interest on all of the foregoing
(ii)-(vi) at the rate set forth in the Note accrued from the date incurred to the date of reimbursement (the "Obligations").

     2. Pledge. As security for the Obligations, Pledgor hereby delivers, pledges and grants to Pledgee a security interest in the Pledged Shares, and all proceeds thereof, including without limitation, any and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the Pledged Shares (the "Proceeds") (the Pledged Shares and the Proceeds shall be collectively referred to as the "Collateral"). Pledgor agrees that it will cooperate with Pledgee and will execute and deliver, or cause to be executed and delivered, to Pledgee all stock powers, proxies, assignments, financing statements, instruments, and other documents, and shall take all further action from time to time reasonably requested by Pledgee in order to maintain a continuing, first priority, perfected security interest in the Collateral in favor of Pledgee. All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by Pledgee pursuant hereto, or at Pledgor's option, an escrow agent acceptable to the parties, in which event Pledgor shall execute and deliver to such escrow agent (the "Holder") a written notification/instruction pursuant to Sections 8-313 and 8-321 of the Pennsylvania Uniform Commercial Code, substantially in the form of Exhibit A attached hereto.

     3. Pledgee's Duties. Pledgee shall have the duty to use reasonable care if the Collateral is in Pledgee's possession.

     4. Voting Rights; Dividends. During the term of this Agreement, and as long as no event of default has occurred under this Agreement, the Note or the Consulting Agreement, and as long as the indebtedness under the Note has not become immediately due and payable ("Event of Default"):

          a. Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement.

          b. Pledgor shall be entitled to receive and retain any and all dividends and distributions paid in respect of the Pledged Shares.

          c. Pledgee shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments and Pledgor may reasonably request for the purpose of enabling Pledgor to exercise those voting and other rights that Pledgor is entitled to exercise, and to receive those dividends or distributions that Pledgor is authorized to receive and retain as provided herein.

          d. If an Event of Default shall have occurred, which has not been cured if a right to cure is granted therefor, and any amounts shall be due and payable (whether by acceleration, maturity or otherwise) under any of the Obligations, all rights of Pledgor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise, and to receive the dividends and distributions that it would otherwise be authorized to receive and retain pursuant to this Agreement shall, at Pledgee's option, cease, and all such rights shall, at Pledgee's option, thereupon become vested in Pledgee, and Pledgee shall, at its option, thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends and distributions.

     5. Representations, Warranties and Covenants. Pledgor warrants, represents and covenants that:

          a. Pledgor has the right to pledge and grant a security interest in or otherwise transfer such Collateral to Pledgee free of any encumbrances or rights of third parties.

          b. The Collateral is and shall remain free from all liens, claims, encumbrances and purchase money or other security interests, excepting only (i) the liens and encumbrances created under that certain Note and Security Agreement ($2,900,000) dated as of March 24, 1998 between Pledgor and Hanifen Imhoff Mezzanine Fund, L.P. ("Hanifen"), which shall be junior and inferior to the security interest of Pledgee pursuant to a written agreement between Hanifen and Pledgee in form and substance satisfactory to Pledgee, and (ii) those liens and [continued on following page] encumbrances created in the ordinary course of business, provided the lienholder executes and delivers to Pledgee a subordination agreement ("Subordination Agreement") substantially in the form of Exhibit B attached hereto.

          c. No authorization or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the grant by Pledgor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Pledgor; (ii) for the perfection of or exercise by Pledgee of its right and remedies hereunder (except as may have been taken by or at the direction of Pledgor or as may be required in connection with a disposition of the Collateral by laws affecting the offering and sale of securities generally); or (iii) for the exercise by Pledgee of the voting or other rights, or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with a disposition of the Collateral by laws affecting the offering and sale of securities generally).

          d. The Pledged Shares have been duly and validly issued by the Corporation, and they are fully paid and nonassessable.

          e. Until the Obligations are fully satisfied, Pledgor will not permit the Corporation to issue additional capital stock or other rights to acquire capital stock without the prior written consent of Pledgee.

          f. Until the Obligations are paid in full, Pledgor agrees to cause the Corporation (i) to conduct all business efficiently in the ordinary course, and without voluntary interruption; (ii) to conduct all business in the name of the Corporation and not by or through any other person or entity, except for the involvement of Pledgor in the ordinary course; (iii) to keep in its employ management personnel experienced in the business of the Corporation, and reasonably acceptable to Pledgee; (iv) to preserve all rights, privileges and franchises held and used in its business; (v) to keep its business properties in good repair; (vi) to pay when due all taxes and other indebtedness and obligations of the Corporation to whomever owing; (vii) to keep its business properties insured and maintain insurance coverage in types and amounts appropriate for the operations of the Corporation, which names Pledgee as an a loss payee; (viii) to furnish to Pledgee within thirty (30) days following the end of each month, forty-five (45) days following the end of each calendar quarter and within ninety (90) days following the end of each fiscal year, all financial statements prepared by or on behalf of the Corporation (including annual, audited financial statements certified to the Corporation by a certified public accounting firm); (ix) to permit Pledgee to inspect the books, records and premises of the Corporation one time during each calendar quarter at a time mutually agreeable to Pledgor and Pledgee, or at any time during normal business hours if Pledgor is in Default, for the purpose of confirming that Pledgor and the Corporation are in compliance with their respective obligations to Pledgee;
(x) not to permit liens on its properties, excepting only liens for taxes not delinquent; (xi) not to permit liens or encumbrances for borrowed money on its properties, excepting only those liens and encumbrances currently in existence or contemplated, specifically including those securing the SBIC financing being obtained by Pledgor, and those created in the ordinary course of business, provided the lienholder in any such instance executes and delivers to Pledgee the Subordination Agreement substantially in the form of Exhibit B hereto; (xii) not to sell or transfer the assets of the Corporation other than in the ordinary course of business of the Corporation; (xiii) not to merge with or purchase any other person or entity, except as contemplated by the Consulting Agreement.

     6. Share Adjustments. In the event that during the term of this Agreement any reclassification, readjustment or other change is declared or made in the capital structure of the Corporation, all new substituted shares issued or issuable to Pledgor with respect to the Pledged Shares by reason of any such change shall be delivered to and held by Pledgee or Holder under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder.

     7.  Remedies  Upon  Default.  Upon the  occurrence  of an Event of Default,
Pledgee shall have, in addition to any other rights given by law or in this Agreement, all of the rights and remedies with respect to the Collateral of a secured party under the Pennsylvania Uniform Commercial Code.

          a. In addition, upon reasonable notice to Pledgor, Pledgee may sell or cause to be sold at any public or private sale, the Collateral, or any part thereof, in a reasonably commercial manner. It is agreed that ten (10) days prior written notice shall be deemed to be commercially reasonable to effect a sale of the Collateral hereunder.

          b. Pledgee may, in its own name, or in the name of a designee or nominee, buy at any public or private sale of the Collateral. Pledgee shall have the right to execute any document or form, in its name or in the name of the Pledgor, that may be necessary or desirable in connection with such sale of Collateral.

          c. In view of the fact that securities laws may impose certain restrictions on the method by which a sale of the Collateral may be effected after an Event of Default, Pledgor agrees that upon the occurrence of an Event of Default, Pledgee may from time to time attempt to sell all or any part of the Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. Notwithstanding the foregoing, should Pledgee determine that, prior to any public offering of the Collateral, such securities should be registered under the Securities Act of 1933 and/or registered or qualified under any other federal or state law, and that such registration and/or qualification is not practical, Pledgor agrees that it will be commercially reasonable if a private sale is arranged.

          d. If Pledgee shall determine to exercise its right to sell any or all of the Collateral, and if Pledgee determines it is necessary or advisable to have the Collateral registered under the provisions of the Securities Act of 1933, the Pledgor agrees to execute and deliver all such instruments and documents as may be necessary to register the Collateral under the provisions of the Securities Act of 1933 and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make or cause to be made all amendments and supplements thereto and to the related prospectus that, in the opinion of Pledgee, are necessary or advisable, all in conformity with the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission applicable thereto.

          8. Pledgee and Pledgor's Attorney-in-Fact. Pledgor hereby irrevocably appoints Pledgee as its attorney-in-fact to arrange for the transfer, at any time after the existence of an Event of Default, of the Collateral on the books of the Corporation to the name of Pledgee or the name of Pledgee's nominee.

     9. Further Assurances. Pledgor agrees that it will cooperate with Pledgee and will execute and deliver, or cause to be executed and delivered, all such other stock assignments, proxies, instruments and documents and will take all such other action, as Pledgee may reasonably request from time to time in order to carry out the provisions and purposes hereof.

     10. Attorneys Fees and Costs. Pledgor hereby agrees to pay all reasonable attorneys fees and costs that may be incurred by Pledgee in the enforcement of this Agreement. In the event any party hereto initiates an action to enforce the terms and conditions of this Agreement, the prevailing party in such action shall recover its costs of suit, including reasonable attorneys fees.

     11. Notices. All notices or demands under this Agreement shall be made in writing and shall be deemed duly sent when hand delivered, or when mailed by certified mail, return receipt requested, or when delivered by courier or when transmitted by telecopy or similar electronic medium to the following:

                  If to Pledgor:

                  Siemann Educational Systems, Inc.
                  405 South Platte River Drive, Suite 3A
                  Denver, CO 80223
                  Attn: Paul T. Siemann

                  with a copy to:

                  Montgomery Little & McGrew, P.C.
                  5445 DTC Parkway, Suite 800
                  Englewood, CO 80111
                  Attn: James J. Soran, III

                  If to Pledgee:

                  Mr. Yuri Schneiberg
                  c/o Schoenberg & Associates
                  125 Strafford Avenue, Suite 125
                  Wayne, PA 19087

                  with a copy to:

                  Claude I. Schoenberg, Esq.
                  Schoenberg & Associates
                  125 Strafford Avenue, Suite 125
                  Wayne, PA 19087

     Either party may change such address by sending notice of the change to the other party; such change of address shall be effective only upon actual receipt of the notice by the other party.

     12. Termination Date. Notwithstanding anything to the contrary set forth herein, this Agreement shall terminate upon payment in full of the Note, and Pledgee shall execute and deliver to Pledgor a termination of all of the security interests granted by Pledgor hereunder together with all certificates representing the Pledged Shares, or instructions to the Holder to release to Pledgor the certificates representing the Pledged Shares.

     13. General Provisions.

          a. This Agreement shall be binding and deemed effective when executed by Pledgor and accepted and executed by Pledgee.

          b. This Agreement shall bind and inure to the benefit of the respective heirs, representatives, administrators, successors and assigns of Pledgor and Pledgee; otherwise, this Agreement or any rights hereunder shall not be assigned by either party without the prior written consent of the other party.

          c. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Pledgor or Pledgee, whether under any rule of construction or otherwise. This Agreement has been reviewed by each of the parties and their counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

          d. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

          e. This Agreement cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties and negotiations, if any, are merged into this Agreement.

          f. All acts and transactions hereunder and the rights and Obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Pennsylvania.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                        PLEDGOR:

                                        SIEMANN EDUCATIONAL SYSTEMS, INC.



                                        By
                                            -----------------------------------
                                        Its
                                            -----------------------------------

                                        PLEDGEE:


                                        ---------------------------------------
                                        Yuri Schneiberg


                                        ---------------------------------------
                                        Lucy Schneiberg


                 ACKNOWLEDGMENT OF DATA PROCESSING TRAINERS CO.

     Data Processing Trainers Co. hereby acknowledges the terms of the foregoing Security Agreement-Stock Pledge, and agrees to be bound by the provisions of Paragraph 5.f. and comply with the terms thereof.

                                            DATA PROCESSING TRAINERS CO.



                                            By
                                                -------------------------------
                                            Its
                                                -------------------------------


                            AGREEMENT OF ESCROW AGENT

     Sherman Silverstein Kohl Rose & Podolsky, P.A. ("Escrow Agent"), hereby agrees to act as Escrow Agent for the sole purpose of holding physical possession of the certificates representing the Pledged Shares on behalf of Pledgee in order to perfect a security interest in the Pledged Shares. Upon termination of this Agreement, Escrow Agent agrees to promptly redeliver the certificates to Pledgor.

     Escrow Agent's duties hereunder shall be limited to the safekeeping of the certificates deposited with Escrow Agent and the disposition of the same in accordance with the terms hereof. Pledgor and Pledgee, jointly and severally, hereby agree to indemnify Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expense, fees or charges of any character or nature, including reasonable attorneys fees, which it may incur by reason of its acting as Escrow Agent under this Agreement. Pledgor and Pledgee shall have the right, but not the obligation, at its cost, to defend such proceeding on behalf of Escrow Agent.

     If any disagreement or dispute arises between Pledgor and Pledgee concerning the meaning or validity of any provision under this Agreement or concerning any other matter relating to this Agreement, the Escrow Agent (a) shall be under no obligation to act, except under process or order of court, and shall sustain no liability for its failure to act pending such process or court order or indemnification; and (b) may deposit, in its sole and absolute discretion, the escrowed property it then holds with a court of competent jurisdiction in Pennsylvania, and interplead Pledgor and Pledgee. Upon such deposit and filing of interpleader, the Escrow Agent shall be relieved of all liability as to the escrowed property and shall be entitled to recover from Pledgor and Pledgee its reasonable attorneys' fees and other costs allowed by the court in commencing and maintaining such action. By signing this Agreement, Pledgor and Pledgee submit themselves to the jurisdiction of such court over such interpleader action.

     Pledgor acknowledges that Escrow Agent serves as legal counsel to Pledgee, and agrees that in any dispute arising between Pledgor and Pledgee in connection with this Agreement, or the Stock Purchase Agreement pursuant to which this Agreement was executed, Pledgor shall not seek the disqualification of Escrow Agent from representing Pledgee based on the services provided by Escrow Agent hereunder.

                                    SHERMAN SILVERSTEIN KOHL ROSE &
                                    PODOLSKY, P.A.


                                    By
                                        ---------------------------------------
                                    Its
                                        ---------------------------------------

                                    SIEMANN EDUCATIONAL SYSTEMS, INC.


                                    By
                                        ---------------------------------------
                                    Its
                                        ---------------------------------------


                                    -------------------------------------------
                                    Yuri Schneiberg


                                    -------------------------------------------
                                    Lucy Schneiberg

                                    EXHIBIT A
                                    ---------

                         LETTER TO HOLDER OF SECURITIES

TO:



                  Re: Siemann Educational Systems, Inc. ("Pledgor"), Yuri Schneiberg and Lucy Schneiberg ("Pledgee")

Dear

     Reference is hereby made to that certain Security Agreement- Stock Pledge dated as of March 24, 1998 (the "Pledge Agreement") between Pledgor and Pledgee, pursuant to which Pledgor pledged a security interest to Pledgee in 100 shares of common stock (the "Securities") of Data Processing Trainers Co., a Pennsylvania corporation (the "Corporation"). Any and all initially capitalized terms used herein shall have the meanings ascribed to them in the Pledge Agreement, unless specifically defined herein. A copy of the Pledge Agreement has been attached hereto as Exhibit A for your reference.

     Reference is also hereby made to the fact that you are currently the holder of the Securities, as escrow agent.

     This letter will serve:

          1. To notify you, pursuant to Article 8 of the Colorado Uniform Commercial Code, that Pledgee has a security interest in the Securities;

          2. To instruct you that you are to identify (and to continue to identify) the Securities as subject to Pledgee's security interest;

          3. To instruct you to hold the Securities as Pledgee's agent;

          4. To instruct you not to dispose of the Securities or take any direction from any person other than Pledgee;

          5. To authorize you to rely upon written notice and/or instruction given to you by Pledgee until you receive written notice that the Pledge Agreement has terminated.

                                            Sincerely,

                                            SIEMANN EDUCATIONAL SYSTEMS, INC.



                                            By
                                                -------------------------------
                                            Its
                                                -------------------------------


ACKNOWLEDGED AND AGREED TO:

---------------------------


By
   ------------------------
Title
      ---------------------

                                    EXHIBIT B

                             SUBORDINATION AGREEMENT

          For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Undersigned _________________________ hereby postpones and subordinates to YURI SCHNEIBERG (hereinafter called "Secured Party"), any and all security interest in the capital stock of Data Processing Trainers Co. (the "Collateral"), together with the indebtedness secured thereby (the "Subordinated Indebtedness"), and agrees not to demand, receive or accept any proceeds of Collateral, or any payment on account of the Subordinated Indebtedness in excess of the regularly scheduled payments, unless or until all indebtedness of SIEMANN EDUCATIONAL SYSTEMS, INC., a Colorado corporation (hereinafter called "Debtor"), to Secured Party under Debtor's Promissory Note to Secured Party dated March 24, 1998 in the original principal amount of $4,340,000 (the "Senior Indebtedness") has been paid in full.

          Should the Undersigned receive any proceeds of Collateral, or any payment on the Subordinated Indebtedness in excess of the regularly scheduled payments, prior to the satisfaction of the Senior Indebtedness, the Undersigned shall forthwith deliver the same to Secured Party in the form received (except for endorsement or assignment by the Undersigned where required by Secured Party), for application on the Senior Indebtedness, and, until so delivered, the same shall be held in trust by the Undersigned as the property of Secured Party.

          In the event of any receivership, insolvency, bankruptcy, assignment for benefit of creditors, readjustment of indebtedness, composition, reorganization, whether or not pursuant to bankruptcy laws, sale of all or substantially all of the assets, dissolution, winding up, liquidation, or any other marshalling of the assets and liabilities of Debtor, any payment or distribution of the assets and liabilities of Debtor, any payment or distribution of assets of Debtor of any kind or character, whether in cash, securities, or other property, which would otherwise be payable to or deliverable upon or with respect to the Subordinated Indebtedness shall be paid or delivered directly to Secured Party for application on the Senior Indebtedness until such indebtedness shall have been fully paid and satisfied. Secured Party shall have the right to enforce, collect and receive every such payment or distribution and give acquittance therefor, and Secured Party is hereby authorized, as attorney-in-fact for the Undersigned, to vote and prove the indebtedness of Debtor to the Undersigned in any of the above described proceedings or in any meeting of creditors of Debtor relating thereto. The undersigned further agrees that, to the extent that Secured Party receives any proceeds of Collateral, or Debtor makes a payment to Secured Party, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Debtor, Debtor's estate, trustee, receiver or any other party, including, without limitation, the Undersigned, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the indebtedness or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect subject to this agreement as of the date of such initial payment, reduction or satisfaction occurred.

          Secured Party, at any time and from time to time, may enter into agreements with Debtor extending the time of payment or renewing or otherwise altering the terms of all or any of the indebtedness of Debtor to Secured Party or affecting any security underlying any or all of such indebtedness, or may exchange, sell or surrender or otherwise deal with any security, or may release any balance of funds of Debtor with Secured Party, without notice to the Undersigned and without in any way impairing or affecting this agreement.

          Secured Party's delay in or failure to exercise any right or remedy shall not be deemed a waiver of any obligation of the Undersigned or right of Secured Party. This agreement may be modified, and any of Secured Party's rights hereunder waived, only by agreement in writing signed by Secured Party.

          This agreement shall inure to the benefit of Secured Party's heirs, representatives, administrators, successors and assigns, and bind the heirs, representatives, administrators, successors and assigns of the Undersigned.

          Notice of acceptance by Secured Party of this agreement is hereby waived by the Undersigned, and this agreement and all of the terms and provisions hereof shall immediately be binding upon the Undersigned from the date of execution hereof.

          This agreement shall be construed and governed by the laws of the State of Pennsylvania.

          IN WITNESS WHEREOF, this agreement is executed the ____ day of __________, 19__.

                                              ----------------------------------


                                            By:
                                                --------------------------------
                                            Its:
                                                --------------------------------



                                              ----------------------------------
                                              Yuri Schneiberg



          Debtor hereby consents to the foregoing agreement and agrees to be bound by the terms and conditions thereof.

                                            SIEMANN EDUCATIONAL SYSTEMS, INC.


                                            By:
                                                --------------------------------
                                            Its:
                                                --------------------------------

                         GUARANTY AND SECURITY AGREEMENT


     For value received, the undersigned DATA PROCESSING TRAINERS CO., a Pennsylvania corporation ("DPT") hereby unconditionally guarantees the following obligations of SIEMANN EDUCATIONAL SYSTEMS, INC., a Colorado corporation ("SES") to YURI SCHNEIBERG and LUCY SCHNEIBERG (collectively, "Secured Party") created pursuant to the Stock Purchase Agreement between SES, DPT and Secured Party of even date herewith: (i) the due and punctual payment of all amounts due or to become due under a promissory note to Yuri Schneiberg in the original principal amount of $4,340,000 (the "Note"); (ii) the obligation to issue a number of shares of non-registered common stock of SES equivalent to a value of $750,000;
(iii) the obligations under a Consulting Agreement with Secured Party; (iv) the performance of all obligations of Pledgor under this Agreement; (v) all costs and expenses incurred by Secured Party in collecting the Note and/or enforcing the Consulting Agreement; (vi) all other expenses incurred by Secured Party for the account of SES hereunder; and (vii) interest on all of the foregoing
(ii)-(vi) at the rate set forth in the Note accrued from the date incurred to the date of reimbursement (the "Obligations").

     To secure payment and performance of the Obligations and the undersigned's obligations under this Guaranty, the undersigned hereby grants to Secured Party a security interest in and to the following property and interests in property of the undersigned, whether now owned and existing or hereafter acquired or arising, and wheresoever located: all of DPT's assets and properties of every nature whatsoever, whether now owned or hereafter acquired, including without limitation, all of Debtor's cash, accounts, accounts receivable, general intangibles, instruments, inventory, machinery, equipment, furniture, fixtures and general intangibles of every nature, all proceeds (whether in the form of cash in deposit accounts, instruments, chattel paper, general intangibles, accounts, insurance proceeds or otherwise), and all products of the property described above and all books and records related to the properties and assets described above, together with all "Collateral," as that term is defined in that certain Note and Security Agreement dated as of March 24, 1998 between SES and Hanifen Imhoff Mezzanine Fund, L.P. (the "SBIC Loan") (the "Collateral"). The security interests and liens of Secured Party hereunder shall at all times be prior and superior to the security interests and liens securing the SBIC Loan.

     The undersigned will execute and deliver to Secured Party such financing statements as Secured Party may from time to time require (and will pay all costs and expenses of recording the same) in order to perfect, preserve, protect and maintain the security interests hereby granted. The undersigned will also cause to be delivered to Secured Party any documents reasonably requested by Secured Party affirming that the security interests and liens securing the SBIC Loan are junior and inferior to the security interests and liens of Secured Party.

     The undersigned hereby waives any requirement of diligence, presentment, demand of payment (and shall not demand that the same be made upon SES as a condition precedent to the undersigned's obligations under this Guaranty), filing of claims with a court in the event of receivership or bankruptcy of SES, protest or notice with respect to the Obligations and all demands whatsoever (and shall not demand that such protest, notice or demand be made or served on SES), and covenants that this Guaranty will not be discharged, except by complete performance of the obligations contained herein.

     Upon any default by SES, as provided in any instrument or document evidencing all or any part of the Obligations, the undersigned shall be deemed to be in default hereunder and Secured Party shall have the rights and remedies of a secured party under the Uniform Commercial Code of Pennsylvania ("Code") with respect to the Collateral, which rights and remedies shall be cumulative and not exclusive to the extent permitted by law.

     The undersigned hereby assumes responsibility for keeping itself informed of the financial condition of SES, and any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of the Obligations and of all other circumstances bearing upon the risk of nonpayment of the Obligations or any part thereof that diligent inquiry would reveal, and the undersigned hereby agrees that Secured Party shall have no duty to advise the undersigned of information known to Secured Party regarding such condition or any such circumstances.

     Until the Obligations shall have been paid in full, the undersigned shall have no right of subrogation and hereby waives any right to enforce any remedy which Secured Party now has or may hereafter have against SES, any endorser or any other guarantor of all or any part of the Obligations, and the undersigned hereby waives any benefit of, and any right to participate in, any security or collateral given to Secured Party to secure payment of the Obligations or any other liability of SES to Secured Party. The undersigned also waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty.

     No delay on the part of Secured Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Secured Party of any right or remedy shall preclude any further exercise thereof; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Secured Party, except as expressly set forth in a writing duly signed and delivered on Secured Party's behalf by an authorized officer or agent of Secured Party. Secured Party's failure at any time or times hereafter to require strict performance by SES or the undersigned of any of the provisions, warranties, terms and conditions contained in any promissory note, security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed by SES or the undersigned and delivered to Secured Party shall not waive, affect or diminish any right of Secured Party at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been waived by any act or knowledge of Secured Party, Secured Party's agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of Secured Party and directed to SES specifying such waiver. No waiver by Secured Party of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by Secured Party permitted hereunder shall in any way affect or impair Secured Party's rights or the obligations of the undersigned under this Guaranty.

     Notwithstanding anything to the contrary set forth herein, this Agreement shall terminate upon payment in full of the Note, and Secured Party shall execute and deliver to DPT a termination of all of the security interests granted by DPT.

     This Guaranty shall be binding upon the undersigned and upon the successors and assigns of the undersigned and shall inure to the benefit of Secured Party's successors and assigns. All references herein to SES and to the undersigned shall be deemed to include their respective successors and assigns.

     Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned this 24th day of March, 1998.

                                             DATA PROCESSING TRAINERS CO.



                                             By:
                                                -------------------------------
                                             Its:
                                                  -----------------------------

                            NONCOMPETITION AGREEMENT


     This Noncompetition Agreement (this "Agreement") is entered into as of the 24th day of March, 1998 between SIEMANN EDUCATIONAL SYSTEMS, INC., a Colorado corporation ("SES"), DATA PROCESSING TRAINERS CO., a Pennsylvania corporation (the "Company"), YURI SCHNEIBERG (the "Shareholder") and LUCY SCHNIEBERG (the "Consultant").

                             PRELIMINARY STATEMENTS:

         WHEREAS, the Shareholder is a principal executive officer and shareholder of the Company, has been actively involved in the management of the Company's business for many years and has acquired considerable experience and skill.

     WHEREAS, simultaneous with the execution of this Agreement, SES, the Company and the Shareholder are entering into a Stock Purchase Agreement (the "Stock Purchase Agreement") pursuant to which, among other things, SES will acquire all of the stock of the Company (the "Acquisition").

     WHEREAS, simultaneous with the execution of this Agreement, the Shareholder and the Consultant (collectively, the "Consultants") and SES are entering into a Consulting Agreement pursuant to which, among other things, the Consultants will assist with the operations of the Company.

     WHEREAS, SES wishes to protect its investment in the Company by restricting the activities of the Consultants which might compete with or otherwise harm the Company.

     WHEREAS, the Consultants are entering into this Agreement to provide SES with a significant inducement to consummate the Acquisition.

     NOW, THEREFORE, in consideration of the covenants contained herein and in consideration of SES consummating the Acquisition, the parties agree as follows:

     1. The Consultants covenant and agree that for a period equal to five (5) years after consummation of the Acquisition (the "Noncompetition Period"), the Consultants will not, nor will they permit any entity or other person under the Consultants' control to, within the Northeast quadrant of the United States which is bordered on the South by the states of Maryland, Pennsylvania, Ohio, and Indiana, and is bordered on the West by the States of Indiana and Michigan, directly or indirectly, own, manage, operate or control, or participate in the ownership, management, operation or control of, or be connection with, or have any interest in, as a shareholder, director, officer, employee, agent, consultant, partner, member, creditor or otherwise, any business or activity which is competitive with the providing of vocational educational instruction in the computer, business skills, remedial language, computer programming, office administration of all types, accounting, engineering and equipment servicing, as more fully described in the current Data Processing Trainers Catalog of courses (the "DPT Catalog"), including any course of study which may reasonably be expected to arise from the body of courses currently being taught by Data Processing Trainers anywhere. However, none of the foregoing shall prevent the Consultants from engaging in corporate training, including in connection therewith, teaching courses of the type described in the DPT Catalog. Corporate training shall be limited to unlicensed, non-degree, non- credit, non-diploma, non-accredited short term (avocational) training, as defined by Pennsylvania and the United States Department of Education regulations, provided that Buyer agrees that two (2) years after the Acquisition, Consultants may further apply for accreditation of such courses. None of the foregoing shall prevent the Consultants from being the holder of up to 5.0% in the aggregate of any class of securities of any corporation engaged in the activities described above, provided that such securities are listed on a national securities exchange or reported on NASDAQ.

     2. The Consultants agree that for the duration of the Noncompetition Period without the prior written consent of the Company, they will not, nor will they permit any other entity or person under the Consultants' control to solicit for employment any person then employed by the Company. It shall not be a violation of this Agreement for any teacher employed by the Company who, at the time this Agreement is executed is employed by Consultants, to continue to be retained by Consultants' consulting business, provided the scope of such teacher's service does not conflict with or compete with the teacher's duties to the Company.

     3. The consideration for the agreements of the Consultants contained herein is the agreement of SES to proceed with the Acquisition according to the Stock Purchase Agreement.

     4. In the event a court shall refuse to enforce the Consultants' noncompetition covenant hereunder, either because of the scope of the geographical area specified in the covenant or the duration of the restrictions, the parties expressly confirm their intention that the geographical area covered hereby and/or the time period of the restrictions be deemed automatically reduced to the minimum extent necessary to permit enforcement.

     5. Each of the parties hereto acknowledges and agrees that the extent of damages to the Company in the event of a breach by the Consultants of this Agreement would be impossible to ascertain and there is and will be available to the Company no adequate remedy at law to compensate it in the event of such a breach. Consequently, the Consultants agree that, in the event that the Consultants breach any of such covenants, the Company shall be entitled, in addition to any other relief to which it may be entitled, including without limitation, money damages, to enforce any or all of such covenants by injunctive or other equitable relief ordered by any court of competent jurisdiction.

     6. This Agreement shall terminate, and the Consultants shall be relieved of the noncompetition covenant, in the event of a default under the promissory note (the "Note") issued by SES in connection with the Acquisition to satisfy a portion of the Purchase Price, and the Holder exercises the option to accelerate as a result of SES' failure to cure the default.

     7. This Agreement shall be governed by and construed in accordance with the laws of the State of Pennsylvania.

     8. This Agreement may not be assigned by the Consultants. This Agreement may be assigned by the Company or any affiliate of the Company without the written concurrence of the Consultants provided that the assignee guarantees the performance of its obligations assigned thereunder.

     9. All notices or demands under this Agreement shall be made in writing and shall be deemed duly sent when hand delivered , or when mailed by certified mail, return receipt requested, or when delivered by courier or when transmitted by telecopy or similar electronic medium to the following:

                  If to SES:

                  Siemann Educational Systems, Inc.
                  405 South Platte River Drive, Suite 3A
                  Denver, CO 80223
                  Attn: Paul T. Siemann

                  with a copy to:

                  Montgomery Little & McGrew, P.C.
                  5445 DTC Parkway, Suite 800
                  Englewood, CO 80111
                  Attn: James J. Soran, III

                  If to Company or Consultants:

                  Data Processing Trainers Co.
                  Yuri Schneiberg
                  Lucy Schneiberg
                  c/o Schoenberg & Associates
                  125 Strafford Avenue, Suite 125
                  Wayne, PA 19087

                  with a copy to:

                  Claude Schoenberg, Esq.
                  Schoenberg & Associates
                  125 Strafford Avenue, Suite 125
                  Wayne, PA 19087

                  Either party may change such address by sending notice of the change to the other party; such change of address shall be effective only upon actual receipt of the notice by the other party.

     10. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                       SES:

                                       SIEMANN EDUCATIONAL SYSTEMS, INC.



                                       By
                                          -------------------------------------
                                       Its
                                           ------------------------------------

                                       COMPANY:

                                       DATA PROCESSING TRAINERS CO.



                                       By
                                          -------------------------------------
                                       Its
                                           ------------------------------------

                                       CONSULTANTS:



                                       ----------------------------------------
                                       Yuri Schneiberg



                                       ----------------------------------------
                                       Lucy Schneiberg

                              CONSULTING AGREEMENT


     THIS CONSULTING AGREEMENT (this "Agreement"), is made and entered into as of the 24th day of March, 1998, by and among Siemann Educational Systems, Inc. a Colorado corporation, 405 S. Platte River Drive, Suite 3A, Denver, Colorado 80223 (hereinafter referred to as "Siemann"), and Yuri Schneiberg and Lucy Schneiberg (hereinafter referred to as "Consultants").

     WHEREAS, Siemann desires to enter into a Consulting Agreement with the Consultants on certain terms and conditions as set forth herein as contemplated by the Stock Purchase Agreement (the "Stock Purchase Agreement") between Siemann, Data Processing Trainers Co. ("DPT") and Yuri Schneiberg, as the sole shareholder of DPT; and

     WHEREAS, the Consultants are willing to accept such terms and conditions;

     NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and promises hereinafter contained, do hereby agree as follows:

1. Nature of Consultants' Position.
   --------------------------------

     (a) Siemann desires, upon the purchase of Data Processing Trainers Co. ("DPT"), to make use of Consultants' expertise.

     (b) Siemann shall hire Consultants for a period of two (2) years from the Closing of the Stock Purchase Agreement (the "Consulting Term").

     (c) Consultants shall be independent contractors; subject only to the terms of Paragraph 2 herein they shall determine their own method of operation in accomplishing such tasks as are mutually agreed are necessary for them to undertake.

2. Scope of Consulting Duties.
   ---------------------------

     (a) During the first three to six months of the Consulting Term, Consultants shall be available at times and places mutually agreed to by the parties in good faith to perform the following tasks:

          i Assist Siemann in the orderly transition of ownership of DPT from Consultants to Siemann;

          ii   Introduce  Siemann  to  individuals  and  inform  Siemann  of the
               cultural    characteristics   of   the   Russian   community   in
               Philadelphia;

          iii Remain accessible to Siemann in person or by telephone to answer questions during regular business hours regarding operations in Northeast and Center City Philadelphia.

     (b) Following completion of the transition of ownership of DPT to Siemann, Consultants shall be available during the balance of the Consulting Term as mutually agreed to by the parties in good faith to perform the following tasks as are mutually acceptable to the parties:

          i Assist Siemann to identify one or more sites to open new branch campuses of DPT;

          ii Assist Siemann to establish relationships within the Russian community in the location(s) where branch campuses will open;

          iii Assist Siemann in the evaluation of candidates to fill upper management level positions to open and operate new branch campuses;

          iv   Visit and evaluate new branch campuses;

          v Answer questions in person or by telephone during regular business hours.

3. Compensation.
   -------------

     (a) Each Consultant shall be compensated monthly at the rate of one-hundred fifty dollars ($150.00) for each hour (or proportion thereof) the Consultant performs, plus reimbursement of "reasonable and necessary expenses" as further defined in 3(b) herein. Travel time shall also be paid at the rate of one-hundred fifty dollars ($150.00) per hour.

     (b) "Reasonable and necessary expenses" shall include those expenses incident to completion of an assignment, including any travel expenses to and from assignments, lodging and meal expenses, and all other expenses reasonably related to completion of the task. Upon request, Consultant shall document Consultant's consulting expenses to Siemann, including receipts for travel, lodging and meals.

     (c) For a period of fifteen (15) years (the "Profits Period") from and after the date of this Agreement, Consultants shall receive five percent (5%) of the pre-tax profits for each branch campus opened, as determined in the audited Financial Statement for each branch campus (which Financial Statement shall be prepared in accordance with GAAP standards for each branch campus opened, with no allocation of overhead from Siemann, and no amortization of goodwill associated with the Stock Purchase Agreement) as compensation for assisting Siemann to open one or more new branch campuses as described above. Such profits interest shall be calculated annually, as of the last day of each calendar year, with payment for any calendar year to be made within ten (10) days after receipt by Siemann of the annual audited Financial Statement for each branch campus, but not later than May 15 of any year, with the final payment to be made not later than May 15, 2014 (for profits realized for the final calendar year 2013). Profits payable for any partial calendar year (1998 and 2013) will be prorated. Copies of the Financial Statements supporting any payment made according to this subparagraph (c) will be provided with the payment. The underlying books and records will be open to inspection, examination or audit by Consultants upon giving Siemann five (5) days' prior notice of their intention to exercise such rights. Siemann covenants and agrees that in the event any branch campus is sold prior to the expiration of the Profits Period, the sale shall be subject to the remaining payment obligations hereunder.

4. Liability.
   ----------

     Siemann shall indemnify Consultants against any loss, claim, damage, and/or expense (including reasonable attorney's fees) resulting from, or arising, directly or indirectly, out of acts or omissions of Consultants during the Consulting Term brought against Consultants by a third party, with the exception of acts of gross negligence or willful and wanton conduct. The provisions of this paragraph shall survive the termination of this Agreement for one (1) year.

If this paragraph is in conflict with Section 5.01(b) of the Stock Purchase Agreement, the language of the Stock Purchase Agreement shall prevail and be in full force and effect.

5. Termination.
   ------------

     This Agreement may be terminated by Siemann at any time or by written mutual agreement of the parties. Upon termination, Siemann shall pay all amounts due Consultants under Paragraph 3(a) and 3(b) above, and Consultants shall deliver to Siemann all proprietary information of Siemann, if any. All amounts to become due Consultants under Paragraph 3(c) above, if any, shall survive termination and shall be paid by Siemann in accordance with the provisions of Paragraph 3(c). This Agreement may be terminated by the Consultants in the event of default under the promissory note (the "Note") issued by Siemann under the Stock Purchase Agreement, and Siemann's failure to cure the default as provided in the Note.

6. Waiver.
   -------

     A party's failure to insist on compliance or enforcement of any provision of this Agreement shall not affect the validity or enforceability or constitute a waiver of future enforcement of that provision or of any other provision of this Agreement by that party or any other party.

7. Governing Law.
   --------------

     This Agreement shall in all respects be subject to, and governed by, the laws of the State of Pennsylvania.

8. Severability.
   -------------

     The invalidity or unenforceability of any provision in this Agreement shall not in any way affect the validity or enforceability of any other provision and this Agreement shall be construed in all respects as if such invalid or unenforceable provision had never been in this Agreement.

9. Notice.
   -------

     Any and all notices required or permitted herein shall be deemed delivered if delivered personally or if mailed by registered or certified mail to Siemann at its principal place of business and to the Consultants at the address hereinafter set forth following the Consultant's signature, or at such other address or addresses as either party may hereafter designate in writing to the other.

10. Assignment.
    -----------

     This Agreement, together with any amendments hereto, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives, except that the rights, benefits and obligations of Consultants under this Agreement may not be assigned without the prior written consent of Siemann.

11. Amendments.
    -----------

     This Agreement may be amended at any time by mutual consent of the parties hereto, with any such amendment to be invalid unless in writing, signed by Siemann and Consultants.

12. Entire Agreement.
    -----------------

     This Agreement contains the entire agreement and understanding by and between Consultants and Siemann with respect to the engagement of Consultants, and no representations, promises, agreements, or understandings, written or oral, relating to the engagement of the Consultants by Siemann not contained herein shall be of any force or effect.

13. References to Gender and Number Terms.
    --------------------------------------

     In construing this Agreement, feminine or number pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context so requires.

14. Headings.
    ---------

     The various headings in this Agreement are inserted for convenience only and are not part of the Agreement.

     IN WITNESS WHEREOF, Siemann and Consultants have duly executed this Agreement as of the day and year first above written.


--------------------------                      SIEMANN EDUCATIONAL
Yuri Schneiberg                                 SYSTEMS, INC.


--------------------------                      -------------------------------
Lucy Schneiberg                                 Paul T. Siemann, President

Address for Notice Purposes:                    Address for Notice Purposes:
c/o Schoenberg & Associates                     405 S. Platte River Drive
125 Strafford Avenue, Suite 125                 Suite 3A
Wayne, PA 19087                                 Denver, CO 80223

                                MINUTES OF ACTION

                                       BY

                               BOARD OF DIRECTORS

                                       OF

                        SIEMANN EDUCATIONAL SYSTEMS, INC.
                             a Colorado corporation


     This meeting is held pursuant to the provisions of Colorado Revised Statutes, 1997, Section 7-108-202, which provides that any action required to be taken at a meeting of the directors of a corporation, or any action which may be taken at a meeting of the directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof. The undersigned, representing all of the directors of Siemann Educational Systems, Inc. ("Corporation"), do hereby waive any and all notice that may be required to be given with respect to a meeting of the directors of the Corporation and do hereby make, ratify, confirm and approve the following actions:

     1. These Minutes of Action shall constitute the record of a special meeting of the directors the Corporation, and the Secretary of this Corporation or any other proper officer is hereby authorized to certify any of the actions hereinafter taken as having been duly taken or ratified by the directors of this Corporation in accordance with the requirements established by law.

     2. The directors, believing it to be in the best interest of the Corporation, hereby ratify, approve and confirm certain financing arrangements between the Corporation and Hanifen Imhoff Mezzanine Fund, L.P. (the "Purchaser"). The President of the Corporation, Paul T. Siemann, be and hereby is authorized and empowered to take, all or any part of the following action on or in behalf of the Corporation (1) to execute and deliver to the Purchaser (i) a Note and Security Agreement ("Note Agreement") providing for financing arrangements for the Corporation in the amount of $2,900,000 and the grant to the Purchaser of a security interest in the Corporation's accounts receivable, contract rights, chattel paper, instruments, documents, inventory, equipment, general intangibles, copyrights, patents, trademarks, trade names, accessions to, substitutions for and replacements, products and proceeds of the foregoing, and books and records pertaining to all of the foregoing, as more fully set forth in the Note Agreement, to secure Corporation's payment and performance under the terms of the Note Agreement; (ii) a Senior Subordinated Secured Note ("Note") evidencing the Corporation's indebtedness under the Note Agreement in the principal amount of $2,900,000, (iii) a Warrant to purchase 1,268,486 common shares of the Corporation; and (iv) all other agreements, documents and instruments, including, but not limited to, financing statements, contemplated by the Note Agreement; and (2) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between Corporation and the Purchaser.

     3. The following named persons are officers of Corporation, duly elected, qualified and acting as such; that the signatures appearing opposite the names of such officers are authentic and genuine and are, in fact, the signatures of such officers

          Paul T. Siemann, President/Treasurer      ________________________

          Joe Chalupa, Vice President               ________________________

          Barbara Siemann, Secretary                ________________________

     These Minutes of Action may be executed in one or more counterparts, all of which taken together shall constitute the same Minutes, and when signed by all of the directors of the Corporation may be certified by any proper officer of the Corporation as having been unanimously adopted by vote of the directors as of the 24th day of March, 1998.

         IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date last above mentioned.

                                                  DIRECTORS:


                                                  ------------------------------
                                                  Paul T. Siemann


                                                  ------------------------------
                                                  Barbara Siemann


                                                  ------------------------------
                                                  Joe Chalupa

                                MINUTES OF ACTION

                                       BY

                               BOARD OF DIRECTORS

                                       OF

                        SIEMANN EDUCATIONAL SYSTEMS, INC.
                             a Colorado corporation


     This meeting is held pursuant to the provisions of Colorado Revised Statutes, 1997, Section 7-108-202, which provides that any action required to be taken at a meeting of the directors of a corporation, or any action which may be taken at a meeting of the directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof. The undersigned, representing all of the directors of Siemann Educational Systems, Inc. ("Corporation"), do hereby waive any and all notice that may be required to be given with respect to a meeting of the directors of the Corporation and do hereby make, ratify, confirm and approve the following actions:

     1. These Minutes of Action shall constitute the record of a special meeting of the directors the Corporation, and the Secretary of this Corporation or any other proper officer is hereby authorized to certify any of the actions hereinafter taken as having been duly taken or ratified by the directors of this Corporation in accordance with the requirements established by law.

     2. The directors, believing it to be in the best interest of the Corporation, hereby ratify, approve and confirm certain arrangements between the Corporation and Yuri Schneiberg ("Seller") to acquire all of the issued and outstanding shares (the "Purchased Shares") of Data Processing Trainers Co., a Pennsylvania corporation ("DPT"). The President of the Corporation, Paul T. Siemann, be and hereby is authorized and empowered to take, all or any part of the following action on or in behalf of the Corporation (1) to execute and/or deliver to Seller (i) a Stock Purchase Agreement ("Stock Purchase Agreement") providing for the acquisition of all of the issued and outstanding shares of DPT by the Corporation; in the amount of $2,900,000; (ii) a Promissory Note ("Note") evidencing a portion of the purchase price as more fully set forth in the Stock Purchase Agreement in the principal amount of $4,340,000; (iii) a Security Agreement-Stock Purchase to grant to Seller a security interest in the Purchased Shares to secure the Note and the other obligations set forth therein; (iv) a Guaranty and Security Agreement from DPT to grant to Seller a security interest in DPT's accounts receivable, contract rights, chattel paper, instruments, documents, inventory, equipment, general intangibles, copyrights, patents, trademarks, trade names, accessions to, substitutions for and replacements, products and proceeds of the foregoing, and books and records pertaining to all of the foregoing, as more fully set forth therein, to secure the Note and the other obligations set forth therein; and (v) all other agreements, documents and instruments, including, but not limited to, financing statements, contemplated by the Stock Purchase Agreement; and (2) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between the Corporation and Seller.

     These Minutes of Action may be executed in one or more counterparts, all of which taken together shall constitute the same Minutes, and when signed by all of the directors of the Corporation may be certified by any proper officer of the Corporation as having been unanimously adopted by vote of the directors as of the ____ day of March, 1998.

     IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date last above mentioned.

                                                DIRECTORS:


                                                ------------------------------
                                                Paul T. Siemann


                                                ------------------------------
                                                Barbara Siemann


                                                ------------------------------
                                                Joe Chalupa

                                   RESOLUTIONS

                                       OF

                           SHAREHOLDERS AND DIRECTORS

                                       OF

                          DATA PROCESSING TRAINERS CO.,
                           a Pennsylvania corporation


     These resolutions are adopted pursuant to the provisions of Pennsylvania Statues Annotated which provides that any action which may be taken at a meeting of shareholders or directors may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders and directors entitled to vote with respect to the subject matter thereof. The undersigned, constituting all of the shareholders and directors of Data Processing Trainers Co. ("Corporation"), do hereby waive any and all notice that may be required to be given with respect to a meeting of the shareholders and directors of the Corporation and do hereby make, ratify, confirm and approve the following actions:

     1. The Corporation hereby ratifies and confirms the execution and delivery of the Stock Purchase Agreement (the "Stock Purchase Agreement") between the Corporation, Yuri Schneiberg ("Seller") and Siemann Educational Systems, Inc. ("SES") whereby SES acquired from Seller all of the issued and outstanding shares of the Corporation.

     2. The Corporation further ratifies the representations and warranties set forth in Section 2.02 of the Stock Purchase Agreement and confirms that said representations and warranties are true and correct as if made on the date of the Stock Purchase Agreement.

     3. The Corporation further ratifies and confirms the execution and delivery of the Guaranty and Security Agreement for the benefit of Seller to secure certain deferred obligations of SES to Seller pursuant to the Stock Purchase Agreement.

     These Resolutions, when signed by all of the shareholders and directors of the Corporation, may be certified by any proper officer of the Corporation as having been unanimously adopted by vote of the shareholders and directors as of the 24th day of March, 1998.

     IN WITNESS WHEREOF, the undersigned shareholders and directors have evidenced their approval of the above proceedings as of the date last above mentioned.

                                          SHAREHOLDERS:

                                          SIEMANN EDUCATIONAL SYSTEMS, INC.


                                          By
                                             -----------------------------------
                                             Paul T. Siemann, President



                                          --------------------------------------
                                          Paul T. Siemann

                               MINUTES OF MEETING

                                       OF

                           SHAREHOLDERS AND DIRECTORS

                                       OF

                          DATA PROCESSING TRAINERS CO.,
                           a Pennsylvania corporation

     This meeting of the shareholders and directors of Data Processing Trainers Co. ("Corporation") is held on March 24, 1997 pursuant to the provisions of Pennsylvania Statutes Annotated, which provides that any action required to be taken at a meeting of the shareholders or directors of a corporation may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders and directors entitled to vote with respect to the subject matter thereof. The undersigned, representing all of the shareholders and directors of Siemann Educational Systems, Inc. ("Corporation"), do hereby waive any and all notice that may be required to be given with respect to a meeting of the shareholders of the Corporation and do hereby make, ratify, confirm and approve the following actions:

     1. These Minutes of Meeting shall constitute the record of a meeting of the shareholders of the Corporation, and the President of the Corporation or any other proper officer is hereby authorized to certify any of the actions hereinafter taken as having been duly taken or ratified by the shareholders of this Corporation in accordance with the requirements established by law.

     2. RESOLVED, that the shareholders of the Corporation, pursuant to the Pennsylvania Business Corporation Law and believing it to be in the best interest of the Corporation, do approve, ratify and confirm the following:

          a. The resignation of Yuri Schneiberg from all positions held as an officer or director of the Corporation.

          b. The resignation of Lucy Schneiberg from all positions held as an officer or director of the Corporation.

          c. The election and appointment of the following officers of the Corporation for the ensuing corporate year and until their successors shall have been duly elected or appointed and shall qualify:

          Paul T. Siemann         President/Chief Executive Officer/Treasurer

          Barbara Siemann         Secretary

          Nicholas Kondur         Assistant Secretary

          d. The election and appointment of Paul T. Siemann as the sole director of the Corporation for the ensuing corporate year and until their successors shall have been duly qualified.

          e. The change of the registered agent of the Corporation to reflect the agent of the Corporation as CT Corporation Services.

     f. The change of the authorized signatories on the Corporation's bank accounts at Commerce Bank to remove the existing signatories and add those signatories designated by the President of the Corporation.

     The shareholders and directors of the Corporation further authorize the President of the Corporation to perform all acts, execute such documents and take all actions necessary to insure the effectuation of the foregoing.

     These Minutes of Action, when signed by all of the shareholders and directors of the Corporation may be certified by any proper officer of the Corporation as having been unanimously adopted by vote of the shareholders and directors on the 24th day of March, 1998.

     IN WITNESS WHEREOF, the undersigned, being all of the shareholders and directors of the Corporation, have evidenced their approval of the above proceedings as of the date last above mentioned.

                                          SHAREHOLDERS:

                                          SIEMANN EDUCATIONAL SYSTEMS, INC.



                                          By
                                             ----------------------------------
                                             Paul T. Siemann, President

                                          DIRECTORS:



                                          -------------------------------------
                                          Paul T. Siemann



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